UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2023, 3D Systems Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 94,617,838 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 72.16% of the total 131,123,501 shares entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

As set forth below, the Company’s stockholders elected the following directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees for Election to Board of Directors
Malissia R. Clinton	71,678,978	1,231,089	126,899	21,580,872
William E. Curran	41,135,249	31,767,273	134,444	21,580,872
Claudia N. Drayton	70,499,075	2,406,821	131,070	21,580,872
Thomas W. Erickson	62,821,050	10,084,311	131,605	21,580,872
Dr. Jeffrey A. Graves	72,507,145	403,761	126,060	21,580,872
Jim D. Kever	71,549,934	1,353,296	133,736	21,580,872
Charles G. McClure, Jr.	72,325,845	576,250	134,871	21,580,872
Kevin S. Moore	51,596,864	21,308,222	131,880	21,580,872
Dr. Vasant Padmanabhan	72,476,692	412,148	148,126	21,580,872
Dr. John J. Tracy	72,500,049	402,672	134,245	21,580,872

Proposal Two:

As set forth below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,644,852	3,170,580	221,534	21,580,872

Proposal Three:

As set forth below, the Company’s stockholders approved, on an advisory basis, a frequency period of every year (an annual vote) for future advisory stockholder votes on the compensation of the Company’s named executive officers:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstentions	Broker Non-Votes
70,842,740	167,482	1,781,742	245,002	21,580,872

In light of the stockholder vote, and in keeping with the Board’s recommendation on Proposal Three, the Company will include an advisory stockholder vote on the compensation of its named executive officers in its proxy materials annually until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers or until the Board determines that a different frequency for stockholder votes on the compensation of named executive officers is in the best interest of the Company and its stockholders.

Proposal Four:

As set forth below, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions
91,639,080	2,665,770	312,988

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: May 18, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary